UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2025

Hut 8 Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41864	92-2056803
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 Brickell Avenue, Suite 1500, Miami, Florida	33131
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (305) 224 6427

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HUT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On March 31, 2025, Hut 8 Corp., a Delaware corporation (together with its wholly owned subsidiaries, the “Company”), issued a press release (the “Press Release”) regarding the Transactions (as defined below). A copy of the Press Release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference. In addition, on March 31, 2025, the Company made available on its website a presentation containing information relating to the Transactions (the “Presentation”). A copy of the Presentation is furnished hereto as Exhibit 99.2 and is incorporated herein by reference.

The information included in this Item 7.01, in the Press Release attached hereto as Exhibit 99.1, and in the Presentation attached hereto as Exhibit 99.2 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall any such information or exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such document.

Item 8.01 Other Events.

On March 31, 2025, the Company completed a series of transactions providing for the launch of American Bitcoin Corp., a majority-owned subsidiary of the Company focused on industrial-scale Bitcoin mining and strategic Bitcoin reserve development (the “Transactions”).

To effectuate the Transactions, the Company, American Data Centers Inc., a Delaware corporation (“ADC”), and the stockholders of ADC entered into a Contribution and Stock Purchase Agreement, pursuant to which the Company contributed to ADC substantially all of the Company’s wholly owned ASIC bitcoin miners in exchange for newly issued stock representing 80% of the issued and outstanding equity interests of ADC after giving effect to the issuance. At the closing of the Transactions, ADC changed its name to American Bitcoin Corp. (“American Bitcoin”).

In connection with the Transactions, the Company and American Bitcoin also entered into definitive agreements providing for the Company and its personnel to provide day-to-day commercial and operational management services and ASIC colocation services to American Bitcoin, in each case on an exclusive basis for so long as such agreements remain in effect. The Company and its personnel will also provide back-office support services to American Bitcoin pursuant to a shared services agreement with American Bitcoin.

As a result of the Transactions, all Bitcoin mining operations previously reported under the Company’s Compute segment as Bitcoin Mining will now operate under the American Bitcoin brand. American Bitcoin’s results will be consolidated within the Company’s financial statements for reporting purposes.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release, dated March 31, 2025.
99.2	Presentation of Hut 8 Corp., dated March 31, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUT 8 CORP.
(Registrant)

Date: March 31, 2025
	By:	/s/ Asher Genoot
		Name:	Asher Genoot
		Title:	Chief Executive Officer

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